2. BASIS OF PRESENTATION: (c) Indication of Impairment (Policies)	12 Months Ended
Jan. 31, 2022
Policies
(c) Indication of Impairment

(c)Indication of Impairment

An impairment charge is indicated on the Morrison Project due to the February 7, 2022 refusal by the Ministers of Environment and Mines to grant an Environmental Assessment certificate.  The Ministers have stated that a new design plan can be submitted for the project.  The Company is currently investigating ways to redesign the proposed mine plan with the goal of improving the plan in relation to the perceived environmental impact.  The Company has made an allowance for all E&E costs and for all Mineral Property Interests equal to the full amount that had been or would have been capitalized.